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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
PROVANT, Inc

         We hereby consent to the use of our reports included in this Form 10-K in the Company's previously filed Registration Statements on Form S-8 (Nos. 333-53473, 333-62109, 333-72857, 333-86379, 333-37146 and 333-37472).

/s/ KPMG LLP

Boston, Massachusetts
September 26, 2000